UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.                 )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

DOMTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Domtar Corporation Head Office 395 de Maisonneuve Blvd. West Montreal, QC H3A 1L6 Operations Center 100 Kingsley Park Dr. Fort Mill, SC 29715-6476

April 22, 2008

Dear Domtar Stockholder:

You have previously received proxy materials in connection with the Domtar Corporation Annual Meeting of Stockholders to be held on Tuesday, May 6, 2008.

According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

At this meeting, you are being asked, among other things, to approve a number of changes to our certificate of incorporation and by-laws that are consistent with emerging and established best practices for corporate governance, and that we believe are in the best interest of all our stockholders.

Approval of these proposed changes requires the affirmative vote of the holders of at least 75% of the total voting power of all shares of our outstanding common stock and the outstanding exchangeable shares.

As a result, if you do not vote, it is as if you are opposing these proposals. Voting is a quick and easy process, as your broker allows you to vote your shares by telephone or internet. Please follow the instructions on the enclosed voting form to cast your vote today or prior to the scheduled May 6, 2008 meeting to ensure it is accounted for.

Please remember that your broker cannot vote your shares unless and until you instruct him/her to do so. Should you require any assistance in voting your proxy, please contact Georgeson, our proxy solicitation agent, toll free at 1-866-413-8828.

We thank you in advance for your support.

Yours very truly,

Razvan L. Theodoru

Vice-President and Secretary

Encl.

www.domtar.com

Domtar

Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 6, 2008.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/UFS**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the Class 1 nominees and FOR Proposals 1 – 7.

Proposal	For	Against	Abstain
1. Approval of amendments to our certificate of incorporation to provide for the annual election of our Board of Directors.	☐	☐	☐
2. Approval of amendments to our certificate of incorporation to provide for the removal of directors by majority vote.	☐	☐	☐
3. Approval of amendments to our certificate of incorporation to eliminate the supermajority vote required for amendments to the provisions regarding the board of directors.	☐	☐	☐
4. Approval of amendments to our certificate of incorporation to delete the requirement that directors be elected by plurality vote in uncontested elections.	☐	☐	☐
5. The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent public accounting firm for the 2008 fiscal year.	☐	☐	☐
6. Approval of certain performance goals under our Annual Incentive Plan.	☐	☐	☐
7. Approval of certain performance goals under our Omnibus Stock Incentive Plan.	☐	☐	☐

+

8. Election of Class I Directors:

Nominee	For	Withhold	Nominee	For	Withhold
01 - Jack C. Bingleman	☐	☐	03 - W. Henson Moore	☐	☐
02 - Marvin D. Cooper	☐	☐	04 - Richard Tan	☐	☐

The transaction of any other business that may properly be brought before the annual meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X +

00UQ8D

Domtar Corporation 2008 Annual Meeting of Stockholders

Centre Mont-Royal

2200 Mansfield Street

Montreal, Quebec

Tuesday, May 6, 2008

1:00 pm. EST

If you plan to attend the annual meeting please note that registration and seating will begin at 12:00 p.m. Each stockholder will be asked to sign an admittance card and may be asked to present a valid picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 18, 2008 record date. Cameras and recording devices will not be permitted at the meeting.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Domtar Corporation

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 6, 2008.

The undersigned hereby appoints Harold H. MacKay, Raymond Royer and Razvan L. Theodoru and each of them, proxies, with full power of substitution, to vote all shares of common stock of the undersigned in Domtar Corporation at the annual meeting of stockholders to be held on Tuesday, May 6, 2008, beginning at 1:00 p.m. (EST) at Centre Mont-Royal, 2200 Mansfield Street, Montreal, Quebec and any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote for each of the Directors and proposals listed on the reverse side of this card. The Board of Directors knows of no other matters that are to be presented at the meeting.

Please Sign and return promptly in the enclosed envelope or, if you choose, you can submit your proxy by telephone or through the internet.

Domtar

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all of the Class 1 nominees and FOR Proposals 1 – 7.

	For	Against	Abstain
1. Approval of amendments to our certificate of incorporation to provide for the annual election of our Board of Directors.	☐	☐	☐
2. Approval of amendments to our certificate of incorporation to provide for the removal of directors by majority vote.	☐	☐	☐
3. Approval of amendments to our certificate of incorporation to eliminate the supermajority vote required for amendments to the provisions regarding the board of directors.	☐	☐	☐
4. Approval of amendments to our certificate of incorporation to delete the requirement that directors be elected by plurality vote in uncontested elections.	☐	☐	☐
5. The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent public accounting firm for the 2008 fiscal year.	☐	☐	☐
6. Approval of certain performance goals under our Annual Incentive Plan.	☐	☐	☐
7. Approval of certain performance goals under our Omnibus Stock Incentive Plan.	☐	☐	☐

8. Election of Class I Directors:

	For	Withhold
01 - Jack C. Bingleman	☐	☐
02 - Marvin D. Cooper	☐	☐
03 - W. Henson Moore	☐	☐
04 - Richard Tan	☐	☐

The transaction of any other business that may properly be brought before the annual meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 0 1 6 9 6 9 2

<STOCK#> 00UQ8O

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Domtar Corporation

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 6, 2008.

The undersigned hereby appoints Harold H. MacKay, Raymond Royer and Razvan L. Theodoru and each of them, proxies, with full power of substitution, to vote all shares of common stock of the undersigned in Domtar Corporation at the annual meeting of stockholders to be held on Tuesday, May 6, 2008, beginning at 1:00 p.m. (EST) at Centre Mont-Royal, 2200 Mansfield Street, Montreal, Quebec and any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote for each of the Directors and proposals listed on the reverse side of this card. The Board of Directors knows of no other matters that are to be presented at the meeting.